Exhibit 31.1
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Pursuant to the  requirements  of Rule 13a-14 of the Securities  Exchange Act of
1934, as amended, provides the following certification.

     I, Seoung-Rag Choi, President, CEO and Director of KSign International, Inc. ("Company"), certify that:

1. I have reviewed this amended annual report on Form 10-KSB of KSign International, Inc.;

2. Based on my knowledge, this amended annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this amended annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4. The other directors and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the small business issuer and have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to KSign International, Inc., including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this report is being prepared;

     b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statement for external purposes in accordance with generally accepted accounting principles.

     c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report on such evaluation;; and




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     d.  Disclosed  in this  report  any change in KSign  International,  Inc.'s internal control over financial reporting that occurred during KSign's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, KSign's internal control over financial reporting; and

5. The other directors and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over inancial reporting which are reasonably likely to adversely affect the Company's ability to record, frocess, summarize and report financial data; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and


Date: November 29, 2004                      /s/ Seoung-Rag Choi
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                                             Seoung-Rag Choi, President